SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2004

                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)

 Delaware                             0-32301                         76-6168223
(State or Other Jurisdiction      (Commission File              (I.R.S. Employer
 of Incorporation)                 Number)                   Identification No.)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

On April 11, 2004, the Bank United Corp. Litigation Contingent Payment Rights Trust issued the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference. The press release announced that the Plaintiffs timely filed a Petition for a Writ of Certiorari ("Petition") in the Supreme Court of the United States, requesting review of the decision of the U.S. Court of Appeals for the Federal Circuit. The Petition is attached as
Exhibit 99.2, and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

                (c) The following exhibits are filed with this report:

       Exhibit Number                   Description

            99.1         Press Release issued April 11, 2004.

            99.2 Petition For A Writ Of Certiorari, Supreme Court of the United States, dated April 9, 2004

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BANK UNITED CORP. LITIGATION CONTINGENT
                                         PAYMENT RIGHTS TRUST


                                         By:  /s/ Jonathon K. Heffron
                                              -----------------------
                                         Name:  Jonathon K. Heffron
                                         Title:  Litigation Trustee

Dated:   April 12, 2004

                                 Exhibit Index

       Exhibit Number                   Description

            99.1         Press Release issued April 11, 2004.

            99.2 Petition For A Writ Of Certiorari, Supreme Court of the United States, dated April 9, 2004